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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 6, 2006

                               AMERICASBANK CORP.
                               -----------------
             (Exact Name of Registrant as Specified in Its Charter)

        Maryland                          0-22925               52-2090433
        --------                          --------              ----------
(State or other jurisdiction of          (Commission          (IRS Employer
incorporation or organization)           File Number)        Identification No.)

                      500 York Road, Towson, Maryland 21204
                      -------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (410) 823-0500
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01       ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
                ------------------------------------------

     On June 6, 2006, at the 2006 Annual Meeting of Stockholders (the "Annual Meeting") of AmericasBank Corp. (the "Company"), the Company's stockholders approved an amendment to the Company's 2004 Stock Incentive Plan (the "Incentive Plan"). The amendment increased the number of shares authorized under the Plan from 320,780 to 800,000. The material terms and conditions of the Incentive Plan and the amendment to increase the number of shares available for issuance under the Incentive Plan are disclosed in Proposal 2 of the proxy statement for the Annual Meeting as filed with the Securities and Exchange Commission on April 28, 2006, which disclosure is incorporated herein by reference.



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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       AMERICASBANK CORP.



Date: June 12, 2006                    By: /s/ A. Gary Rever
                                           -------------------------------------
                                           A. Gary Rever
                                           Executive Vice President and
                                           Chief Financial Officer